EXHIBIT 24
                                                                      ----------

                               POWERS OF ATTORNEY

     Know all men by these presents, that each person whose signature appears below, constitutes and appoints Laurence E. Cranch and Adam R. Spilka, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments that said attorneys-in-fact and agents may deem necessary or advisable in order to enable Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. to comply with the U.S. Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the U.S. Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the filing with the SEC of a Post-Effective Amendment No. 1 to Registration No. 33-52387 on Form S-8, together with any exhibits and other documents required to be included therewith, in order to effect the deregistration under the Securities Act of units representing assignments of beneficial ownership of limited partnership interests in Alliance Capital Management Holding L.P. to be issued pursuant to the Profit Sharing Plan for Employees of Alliance Capital Management L.P., including, specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement, and any amendments or supplements to such registration statement (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, to sign any and all applications, registration statements, notices or other documents necessary or advisable to comply with applicable state securities laws, and to file the same, together with other documents in connection therewith, with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                 SIGNATURE                                       TITLE                                DATE
                 ---------                                       -----                                ----

                                                   Director
---------------------------------------------                                              ---------------------------
         Dominique Carrel-Billiard

           /s/ Henri de Castries                   Director                                      June 27, 2005
---------------------------------------------                                              ---------------------------
             Henri de Castries

         /s/ Christopher M. Condron                Director                                      June 27, 2005
---------------------------------------------                                              ---------------------------
           Christopher M. Condron

             /s/ Denis Duverne                     Director                                      June 27, 2005
---------------------------------------------                                              ---------------------------
               Denis Duverne

              /s/ Roger Hertog                     Vice Chairman of the Board                    June 27, 2005
---------------------------------------------                                              ---------------------------
                Roger Hertog

                                                   Director
---------------------------------------------                                              ---------------------------
            Benjamin D. Holloway

                                                   Director
---------------------------------------------                                              ---------------------------
              W. Edwin Jarmain

                 SIGNATURE                                       TITLE                                DATE
                 ---------                                       -----                                ----

                                                   Director, President and
          /s/ Gerald M. Lieberman                  Chief Operating Officer                       June 27, 2005
---------------------------------------------                                              ---------------------------
            Gerald M. Lieberman

                                                   Director
---------------------------------------------                                              ---------------------------
               Nicolas Moreau

                                                   Director
---------------------------------------------                                              ---------------------------
              Lorie A. Slutsky

             /s/ Peter J. Tobin                    Director                                      June 27, 2005
---------------------------------------------                                              ---------------------------
               Peter J. Tobin

            /s/ Stanley B. Tulin                   Director                                      June 27, 2005
---------------------------------------------                                              ---------------------------
              Stanley B. Tulin